UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08529

MONTEAGLE FUNDS

(Exact name of registrant as specified in charter)

2506 Winford Avenue, Nashville, TN 37211

 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800) 238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Monteagle Funds

Select Value Fund
Institutional Class - MVEIX

Opportunity Equity Fund
Investor Class - HEQFX
Institutional Class - HEQCX

Smart Diversification Fund
Institutional Class - SMDFX

The Texas Fund
Institutional Class - BIGTX

Annual Report
August 31, 2021

TABLE OF CONTENTS

  August 31, 2021

A Discussion of Fund Performance............................................................................	1
Performance Illustration.............................................................................................	12
Supplementary Portfolio Information.........................................................................	16
Schedules of Investments...........................................................................................	20
Statements of Assets & Liabilities..............................................................................	34
Statements of Operations............................................................................................	35
Statements of Changes in Net Assets.........................................................................	36
Financial Highlights...................................................................................................	40
Notes to Financial Statements....................................................................................	45
Report of Independent Registered Public Accounting Firm......................................	62
About your Funds' Expenses......................................................................................	63
Trustees & Officers of the Trust.................................................................................	66
Compensation of Trustees & Officers........................................................................	67
Additional Information...............................................................................................	68

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2021 (UNAUDITED)

How did the Fund perform?

For the year ended August 31, 2021, the Monteagle Select Value Fund (the “Fund”) had a return of 66.48%, which outperformed its value peers over the rolling 1-year period as well as drastically outperformed the S&P 500 Index (“S&P 500” or “Index”), which had a return of 31.15% for the same period.  The Fund’s net asset value per share as of August 31, 2021 was $12.42 versus $10.23 on August 31, 2020.  Due to net gains realized over the last twelve months, another capital gain distribution will be occurring at the end of this calendar year.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation.  The Fund uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be underpriced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures.  The Fund’s adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations.  The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500.  In selecting stocks, the Fund’s adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.  Additionally, the adviser will generally have the Fund hold between 20 and 60 equities and diversify its holdings across numerous industries.  The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average.  Also, value stocks tend to have a beta (a measure of the stock’s price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund’s performance?

The economic recovery has persisted and the market continues to enjoy low borrowing costs and cheap financing.  Although supply chain issues are impacting many segments of the market and economy, the Index closed August 2021 only slightly off all-time highs.  Fed Chair Powell continues to reiterate the belief that the disruptions in the supply chain that have caused inflation increases around the world are transitory.  There has been a shift in the Fed’s dot plot, moving up the median initial rate hike to 2022 from 2023.  This hawkish sentiment suggests the Fed is more concerned about price stability than inflation, which has ticked up meaningfully.  The domestic equity market is closely watching when and how quickly the Fed transitions away from these easy money policies.  The US economy continues to experience easy monetary policy, a strong labor market, supply chain disruptions, and strong consumer demand.

For the first quarter, the portfolio holdings of the Fund significantly outperformed the Index.  The rebound in domestic equity continued and the Index closed near record highs.

Annual Report | 1

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

The Fund experienced a 18.62% return for the quarter versus a return for the Index of 3.89%.  A rotation of favor to value stocks helped the Fund outperform the Index.  As of quarter-end, the cash balance of the portfolio was 2.76% invested in a cash equivalent fund.

Broad sectors of the Index that improved the most during the quarter include the Materials, Financials, and Industrials sectors; while the Consumer Staples, Energy, and Health Care sectors were the lowest performing within the Index.  The market rebounded subsequent to the historic declines through March and the Index’s closing price for November was near all-time highs.

The portfolio’s holdings continued to be diversified across many sectors of the Index with less allocation to the Health Care, Real Estate, and Technology sectors.  The largest sector allocations continue to be Financials, Consumer Discretionary, and Energy.  Positive performance within the Fund can be attributed to its top performing stock picks of Capri Holdings Limited (up 123% during the quarter), Tapestry, Inc. (up 92% during the quarter) and Alliance Data Systems Corp. (up 62% during the quarter).  The Fund’s portfolio performance was most negatively affected by Halliburton Company (sold within the quarter), Cabot Oil & Gas Corp, and CenturyLink Inc.  During the first quarter, four securities were sold and seven new securities were added to the portfolio.

For the second quarter, the portfolio holdings of the Fund significantly outperformed the Index.  Domestic equity continued its upward trajectory for most of the quarter, although amidst a small pullback, the Index closed approximately 3% off all-time highs.  The Fund experienced a 24.24% return for the quarter versus a return for the Index of 5.62%.  A rotation of favor to value stocks helped the Fund outperform the Index.  As of the second quarter-end, the cash balance of the portfolio was 9.68% invested in a cash equivalent fund.

Broad sectors of the Index that improved the most during the quarter included the Energy, Financials, and Communications sectors; while the Utilities, Consumer Staples, and Health Care sectors were the lowest performing within the Index.  This aided in the Fund’s outperformance as the allocation to the better performing sectors were generally higher while the underperforming sectors generally represented a lower allocation.  The rebound from the March 2020 selloff continued and the Index finished February over 70% higher than the 2020 low.

The portfolio’s holdings were diversified across many sectors of the Index in the second quarter with less allocation to the Communications, Materials, and Consumer Staples sectors.  The largest sector allocations continue to be Consumer Discretionary, Financials, and Energy.  Positive performance within the Fund during the quarter can be attributed to its top performing stock picks of Kohl's Corp. (up 71% during the quarter), Western Digital Corp. (up 52% during the quarter), and Tapestry, Inc. (up 48% during the quarter).  The Fund’s portfolio performance was most negatively affected by Assurant, Inc., Alliance Data Systems Corp. (sold within the quarter), and Akamai Technologies Inc. (new purchase late in the quarter).  During the second quarter, twelve unique securities were sold and sixteen new securities were added to the portfolio.

Annual Report | 2

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

For the third quarter, the portfolio holdings of the Fund outperformed the Index.  The Fund returned 10.97% for the quarter versus a return for the Index of 10.72%.  The rotation of favor to value stocks has continued to aid in the Fund’s performance.  As of the third quarter-end, the cash balance of the portfolio was elevated at 16.94%, invested in a cash equivalent fund, and awaiting an opportunity to be deployed into new investments.

Broad sectors of the Index that improved the most during the quarter included the Materials, Financials, and Utilities sectors; while the Energy, Communication, and Technology sectors were the lowest performing within the Index.  While there was some volatility in domestic equity during the quarter, the Index closed less than 1% off all-time highs.

The portfolio’s holdings continued to be diversified through the third quarter across many sectors of the Index with less allocation to the Materials, Industrials, and Real Estate sectors.  The largest sector allocations continue to be Financials, Consumer Discretionary, and Energy.  Positive performance within the Fund during the quarter can be attributed to its top performing stock picks of Assurant, Inc. and Franklin Resources, Inc. (each up 30% during the quarter), as well as DR Horton, which was sold near its all-time high in the quarter.  Two securities, WW Grainger and Sealed Air Corp, were purchased and sold in the quarter after reaching their target price and achieving returns of approximately 14% and 20%, respectively.  The Fund’s portfolio performance was most negatively affected by Marketaxess Holdings, Inc, Cabot Oil & Gas Corp, and Micron Technology, Inc.  During the third quarter, seventeen securities were sold and twenty-one new securities were added to the portfolio.

For the fourth quarter, the portfolio holdings of the Fund underperformed the Index due to growth stocks outperforming value stocks in general.  However, the Fund drastically outperformed the Index for the rolling one-year period ending August 31, 2021, with a Fund return of 66.48% and an Index return of 31.15%.   The shift in favor between value and growth stocks continues to affect the Fund’s return relative to the Index.  As of the end of the fourth quarter, the cash balance of the portfolio was 3.98%, invested in a cash equivalent fund.

Broad sectors of the Index that improved the most during the quarter were the Health Care, Real Estate, and Technology sectors; while the Energy, Materials, and Consumer Staples sectors were the lowest performing within the Index.  Despite a few sub 3% pullbacks in the Index, the market continued its upward trajectory during the quarter, with the Index closing 7.95% higher than it began the quarter, only 0.13% lower than all-time highs.

The portfolio’s holdings continued to be diversified across many sectors of the Index with less allocation to the Materials, Energy, and Financials sectors.  The largest sector allocations are the Industrials, Health Care, and Consumer Discretionary sectors.  Positive performance within the Fund during the quarter can be attributed to its top performing stock picks of ABIOMED, Inc. (up 27.9% during the quarter), Amphenol Corp. and Cintas Corp (each up over 13% during the quarter).  The Fund’s portfolio

Annual Report | 3

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

performance was most negatively affected by Unum Group, DuPont de Nemours, Inc., and Micron Technology, Inc.  During the fourth quarter, eleven securities were sold, and seventeen unique securities were added to the portfolio.

What is the Fund’s strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 which generally consists of large name brand corporations with good fundamentals and broad product diversification.  The Fund’s adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its “value investing” approach valuation model; thereby, allowing the market’s volatility to identify those securities that become under-valued and are poised to be the next performers in the market.  Sector allocation in the Fund’s portfolio will primarily be determined by which companies are available for purchase pursuant to the Fund’s strategy.  It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves or for dollar-cost-averaging into currently held positions. This strategy is executed with a long-term outlook and will have periods of under-performance and out-performance versus its Index.  Therefore, the Fund’s daily performance can and will vary dependent upon current market conditions.

Annual Report | 4

MONTEAGLE OPPORTUNITY EQUITY FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2021 (UNAUDITED)

How did the Fund perform?

The Monteagle Opportunity Equity Fund trailed its peers in 2021 and the most recent quarterly period, the high-quality process often leads to a low beta relative to our stated index. As the S&P 400 Mid-Cap Index and financial markets overall have improved and prices have increased, we have participated with a 1.05 beta measured monthly over a 3-Year period relative to the S&P 500, but our stated benchmark, S&P 400 Midcap Index, has a beta of 1.197 meaning it has appreciated faster. We are comfortable with this situation as high quality lends stability in earnings and revenue which are an investor’s friend in times of volatility. The Investor Class of The Monteagle Opportunity Equity Fund (symbol: HEQFX) is currently rated 2 Stars overall according to Morningstar following a recent downgrade from 3 Stars, with the 3-Year rating of 3 Stars, 5- Year is currently at 2 Stars and the 10-Year rating is 2 Stars. However, the overall Morningstar Rating for the Institutional Class shares (symbol: HEQCX) maintain an unchanged 3 Star rating with both 3-Year and 5-Year rated at 3 Stars while the longer-term 10-Year rating is at 2 Stars.

Investor Class shares have gained 31.24% in the past 12 months (9/30/20 to 9/30/21) but lost 2.8% including dividends during the third quarter of 2021 while Institutional Class shares (HEQCX) gained 31.76% during the same period but lost 2.73% in the most recent quarter. This is all relative to the S&P 400 which gained 43.67% during the 12-month period and lost 1.76% during the recent quarter. We believe our performance during the 2020 downturn (2/19/20 through 3/23/20) has bolstered overall performance in the long-term due to our relative risk management which forced the Mid-Cap market lower by 41.81% while the fund lost approximately 36%. This lower risk benefits our investors when it matters most, but still allows participation in times of financial market gain.

Much has been made of Value and Growth style and their relative performance in recent periods. When analyzing Monteagle Opportunity Equity Fund performance, we note the portfolio generally follows a Value style with some of the major considerations being valuation metrics. In the most recent 12-month period (9/30/20 to 9/30/21) Russell Mid-Cap Value Index gained 42.37% while Russell Mid-Cap Value gained 30.45%. By comparison, the Monteagle Opportunity Equity Fund beat this Growth Index and trailed the Value Index. With the portfolio managed to a blend, this makes sense, although the portfolio trailed its stated benchmark S&P 400 Mid-Cap Index and the Russell Mid Cap Index during the past 12 months. We find it interesting that Value has beaten Growth in the mid-cap investment space while Growth investments continue to dominate in the large-cap style.

What is the Fund’s investment approach?

The Monteagle Opportunity Equity Fund employs a mid-cap blend investment strategy with a goal of long-term capital appreciation. The portfolio is benchmarked to the S&P 400 Mid Cap Index and investments are selected using a high-quality screen on domestically traded mid-cap and small-cap company fundamentals such as earnings stability and debt management. Additional consideration of companies ultimately selected include valuation, free cash flow yield and return on equity as well as another

Annual Report | 5

MONTEAGLE OPPORTUNITY EQUITY FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

consideration of debt-to-equity. All companies passing the first high-quality screen are measured relative to their industry peers according to these final four metrics and the best companies according to these measures collectively are chosen for portfolio inclusion although there is some subjective selection by Henssler Financial analysts for determination of holdings in some industries. The portfolio is designed to approximately follow its benchmark sector weightings in the allocation process while benefitting investors in the selection process.

What influenced the Fund’s performance?

Financial markets continued their recovery from forced shutdowns in early 2020 in the past 12 months as economic activity has increased significantly. However, growing demand combined with supply chain problems caused inflation to increase. Despite the Federal Reserve’s stated belief that this inflation will be short-lived, consumers have shown concern over rising costs. Over the last 12 months, Monteagle Opportunity Equity Fund trailed their index as investment selection within the fund Consumer Discretionary and Information Technology sectors trailed its benchmark by 3.16% and 2.03% respectively while the fund’s Health Care sector selection provided 2.64% better relative performance. The fund’s allocation strategy somewhat closely mimics its benchmark and performance attributed to sector allocation supports that is being followed. The fund has remained invested with at least 95% of all assets under management during the year and we expect that to continue.

We believe high quality companies, the basis for our investment strategy, should continue to provide stable earnings to investors, thus we expect to continue in management of this proven strategy at a market neutral sector allocation as we have seen markets act irrationally in recent years, rewarding Growth strategies when valuations are abnormally high. We believe the risk of overweighting sectors believed to benefit from rising interest rates and inflation has been countered due to low interest rates which benefit these Growth strategies and sectors. That being the case, we believe the confounding market reactions seen lately may continue but are likely to reverse violently at various points in time.

What is the Fund’s strategy?

The Monteagle Opportunity Equity Fund follows its stated investment approach selecting the most attractive high-quality mid-cap and small-cap securities according to the process derived from our years of research. The portfolio will continue with weightings to land the overall strategy in the mid-cap blend style and is likely to lean slightly toward value versus growth given our knowledge of the history of the process and outcomes. We believe a slightly value-leaning strategy is perfect given current valuation and recent performance conditions and we will continue to seek out and take advantage of market opportunities that will benefit our investors.

Annual Report | 6

SMART DIVERSIFICATION FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2021 (UNAUDITED)

How did the Fund Perform?

For the year ended August 31, 2021, The Smart Diversification Fund (the "Fund") had a total return of 28.93%. Compared to the MSCI World Total Return Index, the Fund performed similarly. The Fund ranks fourth of 454 securities in its category since inception. The Fund's net asset value per share as of August 31, 2021 was $15.62 versus $10 on the Fund's inception date, September 3, 2019, and versus $12.13 one year prior, August 31, 2020. Total assets on August 31, 2021 were $30,865,520 versus $12,560,311 one year prior – an increase of 146% or $18,305,209.

What is the Fund's investment approach?

The Fund's investment goal is long-term capital appreciation. The Fund uses a quantitative investment approach to actively adjust the asset allocation. Index funds or ETFs are bought or sold based on mathematically applied technical signals. Because the Fund has an equity bias, under generally favorable economic conditions, the fund may look closely akin to a global equity fund. However, unlike many funds that must stay within a particular investment "lane," the Smart Diversification Fund may switch lanes as the advisor reviews global asset classes. The Fund's subadvisor uses proprietary indicators to gauge the trend, the strength of the trend, and the risk of each asset class to determine which equity asset classes may hold appropriate risk/reward trade-offs or which fixed income or alternative asset classes hold potential.

What influenced the Fund's performance?

The largest influence on the fund's performance this year were positions in US large cap equities. Large Blend and Large Growth categories performed well and were the largest constituents as of the most recent quarter end. Those positions have been added to since the beginning of the year. Emerging markets, a large component last year, was drastically reduced due to increased risk metrics during the third quarter of 2021. Throughout the year, little allocation in fixed income kept the portfolio close to fully invested in equities. Mid-year saw the addition of REITs, although their impact on the portfolio's performance was negligible. A US-centric focus of the portfolio provided most of the fund's results.

Smart Diversification I Total Return
MSCI World Total Return
30.33%
28.93%
24.00%
12.00%
0.00%
-12.00%
Sep '20
Nov '20
Jan '21
Mar '21
May '21
Jul '21

Annual Report | 7

SMART DIVERSIFICATION FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

What is the Fund's strategy?

The Fund seeks to meet its investment objective by investing under normal market conditions at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase, in exchange-traded funds (“ETFs”) that invest in domestic and foreign (i) equity securities of all market capitalizations, (ii) fixed-income securities of any credit quality, (iii) commodities (e.g., gold), (iv) real estate investment trusts (“REITs”) and (iv) cash or cash equivalents. The foreign securities held by the underlying ETFs may include those in emerging markets.  While the percentage invested in each asset class will change over time, the Fund invests primarily in equity securities and fixed income securities. The Fund may invest in fixed income securities of any credit quality (including high yield or “junk” bonds) and any maturity duration.

Luken Investment Analytics, LLC, the Fund’s investment sub-adviser, uses the Smart Diversification® strategy, which is based on a proprietary quantitative model that uses trend analysis with a risk-management overlay to analyze each of the portfolio’s fixed income, equities, cash or cash equivalent, and commodities or REIT, asset classes in the portfolio. The model uses trend, strength, and risk indicators to determine the weighting of each asset class held in the portfolio. The Adviser ranks each investment type (asset class) using a proprietary system which considers medium to long-term price trends ranging from a few weeks (short-term) to several months (long-term). If equity markets are trending upward for the applicable period, assets are allocated into equity investments according to the proprietary model’s rules; and if equities are trending downward, the assets are primarily invested in fixed income securities, cash or alternatives as dictated by the applicable model. These decisions are made by pre-set rules. Proprietary indicators are used for strength and risk and may affect the portfolio’s asset class weightings.

The sub-adviser anticipates rebalancing the Fund’s portfolio based upon the sub-adviser’s proprietary indicators. A consequence of the Sub-adviser’s strategy, under certain market conditions, is high turnover.  During protracted economic downturns, the sub-adviser may utilize defensive positioning, by increasing portfolio allocations to cash, fixed-income ETFs and alternative/specialty ETFs. Alternative or specialty ETFs are selected to provide positive returns and diversification. These may include ETFs linked to commodities, gold and managed futures. A consequence of the Sub-adviser’s strategy, under certain market conditions, is high turnover.  The Sub-adviser sees active trading as necessary to address market disturbances, volatility and the like.

Annual Report | 8

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2021 (UNAUDITED)

How did the Fund perform?

For the fiscal year ended August 31, 2021, The Texas Fund (the “Fund”) was up 39.49%. Over the same time period, the S&P 500 index was up 30.18%, the Russell 3000 index was up 31.92%, the Russell 2000 (Small Caps) was up 45.52%, and the Dow Jones Americas Oil & Gas Index (Energy) was up 35.59%. This was a very strong year of performance for The Texas Fund outperforming its benchmarks.

What is the Fund’s investment approach?

The Fund’s investment goal is capital appreciation. The Fund invests in a broad market capitalization across the various sectors and sizes of the Texas economy, keeping 80% or more of the Fund invested in: 1) companies headquartered in Texas, 2) organized under Texas state laws, or 3) derive 50% of revenues or profits or have 50% of their assets in Texas.  The adviser limits the pool of stocks considered for purchase to only those equities with market capitalization greater than $500 million. The adviser also limits the amount in any one sector to less than 25% of the overall portfolio of companies.

In selecting stocks, the Fund’s adviser ranks stocks in each sector with an A, B, or C.  Weightings are then applied across the A ranking and B rankings for each sector, with A’s weighted more heavily than B’s.  C rankings are considered sells. Company rankings are determined by the Fund’s adviser after analyzing the financials, valuation, and growth prospects in comparison with their peers in the sector. The overall objective is to hold companies for a long-term period to allow the capture of their growth within the Texas economy.

Since there are several small and mid-cap companies in Texas, and since the Fund does not give specific preference to large caps, the Fund tends to have an average market capitalization between $4 billion to $6 billion. The Fund also maintains investments across the spectrum of Texas companies, from those considered to be value companies, to those considered growth companies.

What influenced the Fund’s performance?

The portfolio strategy for this Fund is often impacted from a combination of broad stock market performance as well as commodity market performance. This fiscal year was no different. The overweighting to small caps and energy stocks contributed largely to outperformance throughout the year.  Another factor that is contributing to performance are new companies that have moved headquarters to Texas broadening the portfolio’s investment opportunities . From time to time throughout the year, management utilized options strategies to replace positions or hedge when needed.

First Quarter (9/1/20-11/30/20)

The end of 2020 was a great period for the Fund. As the first wave of COVID appeared to be on the downhill, the “comeback trade” lifted value, small caps and energy from very low levels. Management used the momentum during the quarter and the Fund was

Annual Report | 9

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

up 7.78% vs 3.11% in the S&P 500. Also, many new companies moved to Texas in 2020 and were added to our portfolio’s investment opportunities including: CBRE (CBRE), Hewlett Packard Enterprise Co (HPE), Oracle (ORCL), TaskUs Inc (TASK), and Victory Capital Holdings (VCTR).

During this quarter our largest holdings at the time did very well and were big contributors to the Fund’s outperformance; Digital Turbine (APPS) +67.15%, Texas Pacific Land (TPL) +13.64%, Darling Ingredients (DAR) +46.48%, and Kraton (KRA) +88.02%

Second Quarter (12/1/19-2/28/21)

This quarter was one of the strongest quarters on record for The Texas Fund. For this period the Fund saw an increase of 24.68% vs 4.45% in the S&P 500.

The “comeback trade” was in full on mode in markets. The Fund continued to benefit from exposure to small caps and energy but also got a boost from a position in Gamestop as well as pharmaceutical holdings that performed very well.

The basket of companies in our screen continued to expand throughout the quarter and the diversification of opportunities continued to grow. Many healthcare, electric vehicle, and fintech companies got large enough (over the $500M mark) or moved headquarters to Texas.

Third Quarter (3/1/21-5/31/21)

During the March to May quarter we saw the Fund give back a little of its outperformance. The Fund was still up 4.20% however the S&P 500 picked up speed and was up 8.14% over the same time period. The market started to see another wave of COVID possibly disrupting the economy and by the end of this period it began to get more serious as the “comeback” trade died off and the “COVID tech” trade was back on again. The Russell 2000 was flat with a -0.04% return.

The Fund still had some outperformers including XPEL Inc +69.6%, LGI Homes +65.5%, and Academy Sports & Outdoors, Inc +52.46%. Our underperformers were mostly in the healthcare/biotech space after their strong rally in the prior quarter.

The long-term management included the idea that inflation was more permanent than the news media was suggesting. As we approached the end of the quarter the Texas Leading Index was approaching an all time high it had not seen since 2014.

Fourth Quarter (6/1/21-8/31/21)

COVID concerns ruled the day in the Fund’s fourth quarter. While management started preparing the Fund for higher energy prices and inflation the near-term concern in the markets from the new wave of COVID allowed for pretty big underperformance of the Fund. The Texas Fund lost -5.93% during this time while the S&P 500 gained 8.00%. Much of what contributed to outperformance for the entire year was reversed during the

Annual Report | 10

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

quarter but the Fund still was able to maintain significant outperformance for the full year.

Top performers during this quarter were, Goosehead Insurance +64.82%, AST Space Mobile +43.37%, Corvel Corp +28.25%, Castle Biosciences +29.03%, AMN Healthcare +27.89% and Natera +26.23%.

By the end of the quarter management was already seeing the market concerns ease regarding COVID. The American public has started to feel the pinch of higher prices in many areas of the economy. As demand comes back management expects prices will continue to rise. The Texas economy looks poised to spring forward again as the Texas Leading Index, as measured by the Dallas Fed, has broken out to new highs.

What is the Fund’s strategy?

The Fund will continue to concentrate on Texas-based equities in order to take advantage of the Texas business climate and prospects for growth.  The Fund’s adviser will continue to evaluate and monitor the investment of the Fund to capture growth in equities in the growing Texas economy.  At the current point in time, the Adviser believes the growth of Texas businesses will outpace the overall US and that difference will be passed on to investors.  Therefore, the adviser seeks to maintain long term equity positions that grow in market cap with the Texas economy. The sub-advisor expects that Texas companies are a good investment for long-term growth. The sub-advisor believes that investors are currently getting a very good value for average future earnings growth estimates when compared to the S&P 500 and sees no reason to change the investment approach.

It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively increase options positions when the adviser sees a need for additional downside protection.

Fund performance shown represents the performance of all the Fund’s Institutional and/or Investor Class Shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Arbor Court Capital, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Annual Report | 11

MONTEAGLE SELECT VALUE FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

  Comparison of the Change in Value of a $50,000 Investment
in Monteagle Select Value Fund - Institutional Class Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2021)
	One Year	Five Years	Ten Years
Monteagle Select Value Fund - Institutional Class	66.48%	12.70%	13.44%
S&P 500 Index	31.17%	18.01%	16.33%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Select Value Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Select Value Fund - Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 12

MONTEAGLE OPPORTUNITY EQUITY FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment in

Monteagle Opportunity Equity Fund - Investor Class Shares

and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2021)
	One Year	Five Years	Ten Years
Monteagle Opportunity Equity Fund
Investor Class	34.31%	11.10%	11.19%
Institutional Class	35.00%	11.65%	11.76%
S&P 500 Index	31.17%	18.01%	16.33%

You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all the assets and liabilities of The Henssler Equity Fund, a series of the Henssler Funds, (the “Predecessor Fund”) in a tax-free reorganization on or about May 27, 2019.  In connection with this acquisition, shares of the Predecessor Fund’s Investor Class Shares and Institutional Class Shares were exchanged for Investor Class Shares and Institutional Class Shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.  The Predecessor Fund’s Investor Class shares commenced investment operations on June 10, 1998. The Predecessor Fund’s Institutional Class shares commenced investment operations on June 15, 2011.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of Monteagle Opportunity Equity Fund - Investor Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with Monteagle Opportunity Equity Fund - Investor Class and Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 13

SMART DIVERSIFICATION FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment
in Smart Diversification Fund - Institutional Class Shares

and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2021)
	One Year	Since Inception*
Smart Diversification Fund - Institutional Class	28.93%	25.15%
S&P 500 Index	31.17%	27.00%

* Represents the period from the commencement of operations (September 3, 2019) through August 31, 2021.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Smart Diversification Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Smart Diversification Fund - Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 14

THE TEXAS FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in The Texas Fund - Institutional Class Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2021)
	One Year	Five Year	Since Inception*
The Texas Fund - Institutional Class	41.93%	9.76%	4.86%
S&P 500 Index	31.17%	18.01%	15.29%

* Represents the period from the commencement of operations (September 17, 2013) through August 31, 2021.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of The Texas Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with The Texas Fund - Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 15

MONTEAGLE SELECT VALUE FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2021 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
ABIOMED, Inc.	4.73%
Amphenol Corp. Class A	4.42%
Regency Centers Corp	4.18%
Lowe's Cos., Inc.	3.92%
Raytheon Technologies Corp	3.88%
DuPont de Nemours, Inc.	3.54%
Cintas Corp.	3.39%
PulteGroup, Inc.	3.39%
Eversource Energy	3.16%
Dexcom, Inc.	3.13%
37.74%

Top Ten Portfolio Industries	(% of Net Assets)
Utilities	14.10%
Healthcare Equipment & Services	13.22%
Commercial & Professional Services	9.51%
Real Estate Investment Trusts	9.07%
Retailing	7.80%
Technology Hardware & Equipment	6.44%
Capital Goods	5.68%
Oil, Gas & Consumable Fuels	5.29%
Consumer Durables & Apparel	5.06%
Chemicals	3.54%
79.71%

Annual Report | 16

MONTEAGLE OPPORTUNITY EQUITY FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2021 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Mid-America Apartment Communities, Inc.	3.22%
National Health Investors, Inc.	2.57%
LTC Properties, Inc.	2.26%
Icon PLC (Ireland)	1.84%
Halliburton Co.	1.73%
United Therapeutics Corp.	1.67%
Skyworks Solutions, Inc.	1.64%
TE Connectivity Ltd. (Switzerland)	1.56%
Genpact Ltd. (Bermuda)	1.50%
Check Point Software Technology Ltd. (Israel)	1.43%
19.42%

Top Ten Portfolio Industries	(% of Net Assets)
Capital Goods	10.31%
Real Estate Investment Trusts	8.04%
Technology Hardware & Equipment	7.35%
Software & Services	6.58%
Health Care Equipment & Services	6.29%
Banks	5.98%
Pharmaceuticals, Biotechnology & Life Science	5.77%
Retailing	5.69%
Commercial & Professional Services	5.22%
Consumer Durables & Apparel	3.97%
65.20%

Annual Report | 17

SMART DIVERSIFICATION FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2021 (UNAUDITED)

FUND PROFILE:

Top Long-Term Portfolio Holdings	(% of Net Assets)
Invesco QQQ Trust, Series 1 ETF	42.24%
SPDR S&P 500 ETF Trust	28.87%
SPDR Portfolio S&P 500 Growth ETF	7.58%
iShares Global Clean Energy ETF	6.49%
iShares Core US REIT ETF	6.13%
iShares Cohen & Steers REIT ETF	5.51%
First Trust Enhanced Short Maturity ETF	2.11%
First Trust S&P REIT ETF	0.98%
99.91%

Top Portfolio Investment Types	(% of Net Assets)
Exchange Traded Funds	99.91%
Money Market Fund	1.12%
101.03%

Annual Report | 18

THE TEXAS FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2021 (UNAUDITED)

 FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Texas Pacific Land Trust	1.90%
Digital Turbine, Inc.	1.72%
Eagle Materials, Inc.	1.52%
Stewart Information Services Corp.	1.50%
Texas Instruments, Inc.	1.48%
Service Corp. International	1.45%
XPEL, Inc.	1.45%
YETI Holdings, Inc.	1.44%
Veritex Holdings, Inc.	1.37%
McKesson Corp.	1.25%
15.08%

Top Ten Portfolio Industries	(% of Net Assets)
Capital Goods	13.62%
Banks	8.43%
Software & Services	8.29%
Diversified Financials	5.62%
Health Care Equipment & Services	4.89%
Insurance	4.55%
Semiconductors & Semiconductor Equipment	4.27%
Consumer Services	4.14%
Chemicals	3.62%
Consumer Durables & Apparel	3.59%
61.02%

Annual Report | 19

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

Shares		Fair Value

COMMON STOCKS - 84.26%

Automobiles & Components - 1.59%
6,300	BorgWarner, Inc.	$ 268,884

Banks - 0.88%
2,600	U.S. Bancorp	149,214

Capital Goods - 5.68%
7,750	Raytheon Technologies Corp.	656,890
500	TransDigm Group, Inc. *	303,735
		960,625
Chemicals - 3.54%
8,100	DuPont de Nemours, Inc.	599,562

Commercial & Professional Services - 9.51%
1,450	Cintas Corp.	573,866
5,200	Leidos Holdings, Inc.	510,172
13,500	Rollins, Inc.	525,420
		1,609,458
Consumer Durables & Apparel - 5.06%
11,120	Newell Brands, Inc.	282,559
10,650	PulteGroup, Inc.	573,609
		856,168
Diversified Financials - 2.67%
600	MarketAxess Holdings, Inc.	285,552
1,780	State Street Corp.	165,380
		450,932
Healthcare Equipment & Services - 13.22%
2,200	ABIOMED, Inc. *	800,712
3,800	Baxter International, Inc.	289,636
1,000	Dexcom, Inc. *	529,420
700	Humana Inc	283,794
2,500	Medtronic PLC (Ireland)	333,700
		2,237,262
Insurance - 3.90%
3,200	American International Group, Inc.	174,592
2,200	Willis Towers Watson PLC	485,584
		660,176
Insurance-Multiline - 0.70%
700	Assurant, Inc.	119,077

Oil, Gas & Consumable Fuels - 5.29%
2,900	Chevron Corp.	280,633
6,000	Oneok, Inc.	315,120
2,000	Pioneer Natural Resources Co.	299,340
		895,093
Pharmaceuticals, Biotechnology & Life Science - 1.72%
1,450	Vertex Pharmaceuticals, Inc. *	290,421

The accompanying notes are an integral part of these financial statements.

Annual Report | 20

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares		Fair Value

Retailing - 7.80%
1,650	Advance Auto Parts, Inc.	$ 334,702
1,450	Dollar General Corp.	323,220
3,250	Lowe's Cos., Inc.	662,643
		1,320,565
Semiconductors & Semiconductor Equipment - 1.48%
3,400	Micron Technology, Inc. *	250,580

Software & Services - 3.37%
2,600	Citrix Systems, Inc.	267,462
1,400	VeriSign, Inc. *	302,764
		570,226
Technology Hardware & Equipment - 6.44%
9,750	Amphenol Corp. Class A	747,142
5,800	Cisco Systems, Inc.	342,316
		1,089,458
Utilities - 14.10%
5,800	Ameren Corp.	508,776
3,000	Entergy Corp.	331,830
5,900	Eversource Energy	535,307
6,000	NextEra Energy, Inc.	503,940
7,350	Xcel Energy, Inc.	505,313
		2,385,166

TOTAL FOR COMMON STOCKS (Cost $14,300,851) - 86.95%		14,712,867

REAL ESTATE INVESTMENT TRUSTS - 9.07%
1,500	American Tower Corp.	438,255
2,000	Crown Castle International Corp.	389,380
10,300	Regency Centers Corp.	706,786

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,448,115) - 9.07%		1,534,421

MONEY MARKET FUND - 3.98%
672,834	Federated Hermes Government Obligations Fund – Institutional Class, 0.02% **	672,834

TOTAL FOR MONEY MARKET FUND (Cost $672,834) - 3.98%		672,834

TOTAL INVESTMENTS (Cost $16,421,800) - 100.00%		16,920,122

OTHER ASSETS LESS LIABILITIES - 0.00%***		505

NET ASSETS - 100.00%		$16,920,627

* Non-Income producing.

** 7-day yield as of August 31, 2021.

*** Less than 0.005%

The accompanying notes are an integral part of these financial statements.

Annual Report | 21

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

Shares		Fair Value

COMMON STOCKS - 90.71%

Banks - 5.98%
6,400	Bank OZK	$ 271,552
8,100	Cathay General Bancorp	322,218
4,500	East West Bancorp, Inc.	330,030
5,600	Heartland Financial USA, Inc.	263,368
20,600	Northfield Bancorp, Inc.	348,140
4,000	South State Corp.	274,320
7,900	Washington Federal, Inc.	263,070
		2,072,698
Capital Goods - 10.31%
4,400	A.O. Smith Corp.	319,968
2,200	Acuity Brands, Inc.	405,966
2,100	AGCO Corp.	289,002
1,500	Cummins, Inc.	353,970
2,500	Curtiss-Wright Corp.	304,450
2,200	EMCOR Group, Inc.	267,300
3,700	Franklin Electric Co., Inc.	314,426
2,200	John Bean Technologies Corp.	320,958
1,500	L3Harris Technologies, Inc.	349,515
5,000	Masco Corp.	303,600
1,800	Stanley Black & Decker, Inc.	347,886
		3,577,041
Chemicals - 1.69%
2,600	Eastman Chemical Co.	294,216
2,900	LyondellBasell Industries NV Class A	291,015
		585,231
Commercial & Professional Services - 5.22%
7,100	ABM Industries, Inc.	351,592
9,400	CBIZ, Inc. *	320,634
900	Cintas Corp.	356,193
8,600	HNI Corp.	325,854
4,400	Robert Half International, Inc.	454,960
		1,809,233
Consumer Durables & Apparel - 3.97%
3,800	Brunswick Corp.	368,106
3,500	Lennar Corp. Class A	375,585
5,600	PulteGroup, Inc.	301,616
1,500	Whirlpool Corp.	332,295
		1,377,602
Consumer Services - 3.32%
6,200	Service Corp. International	389,112
4,000	Texas Roadhouse, Inc.	380,000
6,200	Yum China Holdings, Inc. (China)	381,672
		1,150,784

The accompanying notes are an integral part of these financial statements.

Annual Report | 22

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares		Fair Value

Containers & Packaging - 1.89%
29,200	Amcor PLC (Switzerland)	$ 375,220
4,300	Sonoco Products Co.	280,790
		656,010
Diversified Financials - 3.94%
4,700	Houlihan Lokey, Inc. Class A	423,940
2,100	Raymond James Financial, Inc.	293,790
5,600	SEI Investments Co.	351,736
6,000	Synchrony Financial	298,500
		1,367,966
Electric Utilities - 1.92%
3,100	Hawaiian Electric Industries, Inc.	135,160
6,800	OGE Energy Corp.	240,788
2,000	Pinnacle West Capital Corp.	153,800
4,700	PPL Corp.	137,945
		667,693
Energy Equipment & Services - 1.73%
30,000	Halliburton Co.	599,400

Food, Beverage & Tobacco - 2.47%
3,200	Archer-Daniels Midland Co.	192,000
3,300	Kellogg Co.	208,362
2,800	Ingredion, Inc.	246,008
2,700	Tyson Foods, Inc. Class A	212,004
		858,374
Food & Staples Retailing - 0.97%
7,300	The Kroger Co.	336,019

Gas Utilities - 0.43%
3,200	UGI Corp.	148,192

Health Care Equipment & Services - 6.29%
5,200	Baxter International, Inc.	396,344
8,600	Cardinal Health, Inc.	451,414
6,000	Hologic, Inc. *	474,900
2,100	McKesson Corp.	428,694
1,600	Molina Healthcare, Inc. *	430,032
		2,181,384
Insurance - 3.67%
4,900	Aflac, Inc.	277,732
1,100	Everest Re Group Ltd. (Bermuda)	291,390
2,500	The Hanover Insurance Group, Inc.	353,275
2,200	The Travelers Cos., Inc.	351,362
		1,273,759
Media & Entertainment - 2.17%
2,500	Take-Two Interactive Software, Inc. *	403,050
8,400	ViacomCBS, Inc. Class B	348,180
		751,230

The accompanying notes are an integral part of these financial statements.

Annual Report | 23

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares		Fair Value

Metal & Mining - 2.47%
14,200	Barrick Gold Corp.	$ 284,994
6,400	Kirkland Lake Gold Ltd. (Canada)	255,552
2,700	Nucor Corp.	317,412
		857,958
Multi Utilities - 1.18%
3,000	Avista Corp.	125,550
1,000	DTE Energy Co.	120,340
5,100	MDU Resources Group, Inc.	164,067
		409,957
Oil, Gas & Consumable Fuels - 0.07%
500	DT Midstream, Inc. *	23,235

Pharmaceuticals, Biotechnology & Life Science - 5.77%
2,500	Icon PLC (Ireland) *	639,425
2,300	Jazz Pharmaceuticals PLC (Ireland) *	302,933
2,600	PerkinElmer, Inc.	480,480
2,700	United Therapeutics Corp. *	580,176
		2,003,014
Retailing - 5.69%
3,600	Best Buy Co., Inc.	419,436
7,200	Core-Mark Holding Co., Inc.	331,200
2,900	Dollar Tree, Inc. *	262,566
2,400	Genuine Parts Co.	293,256
4,200	Penske Automotive Group, Inc.	377,706
7,200	Zumiez, Inc. *	289,368
		1,973,532
Semiconductors & Semiconductor Equipment - 2.87%
5,100	Cirrus Logic, Inc. *	426,717
3,100	Skyworks Solutions, Inc.	568,726
		995,443
Software & Services - 6.58%
5,400	Amdocs Ltd.	415,962
3,950	Check Point Software Technology Ltd. (Israel) *	496,238
4,000	Dolby Laboratories, Inc. Class A	396,440
14,300	Dropbox, Inc. Class A *	453,453
10,000	Genpact Ltd. (Bermuda)	518,800
		2,280,893
Technology Hardware & Equipment - 7.35%
3,100	Arrow Electronics, Inc. *	375,782
8,600	Avnet, Inc.	347,956
2,200	CDW Corp.	441,342
12,600	Netgear, Inc. *	450,198
3,100	SYNNEX Corp.	393,917
3,600	TE Connectivity Ltd. (Switzerland)	540,792
		2,549,987

The accompanying notes are an integral part of these financial statements.

Annual Report | 24

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares		Fair Value

Telecommunication Services - 1.01%
6,700	BCE, Inc.	$ 349,204

Transportation - 1.19%
2,450	Landstar System, Inc.	411,674

Water Utilities - 0.56%
2,100	American States Water Co.	193,641

TOTAL FOR COMMON STOCKS (Cost $26,227,984) - 90.71%		31,461,154

REAL ESTATE INVESTMENT TRUSTS - 8.04%
22,700	LTC Properties, Inc.	783,377
5,800	Mid-America Apartment Communities, Inc.	1,115,746
14,900	National Health Investors, Inc.	891,318
		2,790,441

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,175,120) - 8.04%		2,790,441

MONEY MARKET FUND - 1.26%
437,768	Federated Hermes Government Obligations Fund – Institutional Class, 0.02% **	437,768

TOTAL FOR MONEY MARKET FUND (Cost $437,768) - 1.26%		437,768

TOTAL INVESTMENTS (Cost $28,840,872) - 100.01%		34,689,363

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.01)%		(3,586)

NET ASSETS - 100.00%		$ 34,685,777

* Non-Income producing.

** 7-day yield as of August 31, 2021.

ADR - American Depositary Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report | 25

SMART DIVERSIFICATION FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

Shares		Fair Value

EXCHANGE TRADED FUNDS - 99.91%
10,750	First Trust Enhanced Short Maturity ETF	$ 644,355
10,000	First Trust S&P REIT ETF	298,900
33,967	Invesco QQQ Trust, Series 1 ETF *	12,905,762
24,000	iShares Cohen & Steers REIT ETF	1,685,040
30,074	iShares Core US REIT ETF	1,872,407
85,000	iShares Global Clean Energy ETF	1,983,050
34,000	SPDR Portfolio S&P 500 Growth ETF	2,314,720
19,530	SPDR S&P 500 ETF Trust *	8,818,967
		30,523,201

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $27,014,907) - 99.91%		30,523,201

MONEY MARKET FUND - 1.12%
341,532	Federated Hermes Government Obligations Fund – Institutional Class, 0.02% **	341,532

TOTAL FOR MONEY MARKET FUND (Cost $341,532) - 1.12%		341,532

TOTAL INVESTMENTS (Cost $27,356,439) - 101.03%		30,864,733

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.03)%		(315,746)

NET ASSETS - 100.00%		$30,548,987

* Represents investments greater than 25% of the Fund's net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov.

** 7-day yield as of August 31, 2021.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

Annual Report | 26

THE TEXAS FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

Shares		Fair Value

COMMON STOCKS - 96.85%

Automobiles - 0.27%
52	Tesla, Inc. *	$ 38,257

Automobiles & Components - 1.44%
2,660	XPEL, Inc. *	202,107

Banks - 8.43%
1,705	Allegiance Bancshares, Inc.	63,375
6,671	Cadence Bancorp. Class A	143,493
1,056	CBTX, Inc.	28,744
783	Comerica, Inc.	57,872
663	Cullen/Frost Bankers, Inc.	75,728
3,095	First Financial Bankshares, Inc.	147,384
2,791	Hilltop Holdings, Inc.	93,415
1,416	Independent Bank Group, Inc.	99,729
1,730	International Bancshares Corp.	72,452
913	Mr. Cooper Group, Inc. *	35,497
802	Prosperity Bancshares, Inc.	56,044
1,890	Southside Bancshares, Inc.	71,234
500	Triumph Bancorp, Inc. *	41,110
5,335	Veritex Holdings, Inc.	191,687
		1,177,764
Capital Goods - 13.62%
2,753	AZZ, Inc.	147,423
2,382	Builders FirstSource, Inc. *	126,937
2,570	ChargePoint Holdings, Inc. *	54,355
1,033	Comfort Systems USA, Inc.	78,487
6,808	Cornerstone Building Brands, Inc. *	113,149
563	CSW Industrials, Inc.	74,761
3,420	DXP Enterprises, Inc. *	102,532
2,054	Encore Wire Corp.	174,611
7,670	Fluor Corp. *	127,782
2,555	Hyliion Holdings Corp. Class A *	22,561
2,069	IES Holdings, Inc. *	101,174
279	Jacobs Engineering Group, Inc.	37,654
400	Lennox International, Inc.	134,072
3,903	Quanex Building Products Corp.	91,955
1,247	Quanta Services, Inc.	127,319
3,223	Rush Enterprises, Inc. Class A	142,134
3,060	Sterling Construction Co., Inc. *	70,564
1,331	Textron, Inc.	96,724
2,717	Trinity Industries, Inc.	78,875
		1,903,069

The accompanying notes are an integral part of these financial statements.

Annual Report | 27

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares		Fair Value

Chemicals - 3.62%
484	Celanese Corp. Series A	$ 76,762
2,454	Huntsman Corp.	64,859
2,092	Kronos Worldwide, Inc.	27,698
7,790	Orion Engineered Carbons SA (Luxembourg) *	137,649
2,075	Valhi, Inc.	49,221
1,716	Westlake Chemical Corp.	149,893
		506,082
Commercial & Professional Services - 2.66%
961	Copart, Inc. *	138,692
5,011	Ennis, Inc.	97,264
485	Insperity, Inc.	53,515
532	Waste Management, Inc.	82,519
		371,990
Construction Materials - 1.52%
1,355	Eagle Materials, Inc.	212,518

Construction & Engineering - 0.94%
3,378	KBR, Inc.	131,539

Consumer Durables & Apparel - 3.59%
4,947	Callaway Golf Co. *	138,813
1,440	D.R. Horton, Inc.	137,693
3,605	Green Brick Partners, Inc. *	90,089
839	LGI Homes, Inc. *	134,517
		501,112
Consumer Services - 4.14%
1,720	Brinker International, Inc. *	91,624
1,956	Dave & Buster's Entertainment, Inc. *	73,194
3,239	Service Corp. International	203,280
1,566	Six Flags Entertainment Corp. *	66,148
840	Wingstop, Inc.	144,421
		578,667
Diversified Financials - 5.62%
4,036	Main Street Capital Corp.	167,857
932	Open Lending Corp. Class A *	34,456
2,756	Sixth Street Specialty Lending, Inc.	62,837
195	Texas Pacific Land Trust	265,149
1,206	The Charles Schwab Corp.	87,857
4,758	Victory Capital Holdings, Inc.	166,673
		784,829
Electric Housewares & Fans - 0.63%
368	Helen of Troy Ltd. (Bermuda) *	88,022

Energy - 0.29%
696	Marathon Petroleum Corp.	41,252

The accompanying notes are an integral part of these financial statements.

Annual Report | 28

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares		Fair Value

Energy Equipment & Services - 1.62%
4,097	Cactus, Inc. Class A	$ 153,678
3,265	National Energy Services Reunited Corp. *	37,058
6,590	Select Energy Services, Inc. Class A *	35,256
		225,992
Engineering & Construction - 0.76%
2,088	Arcosa, Inc.	106,112

Food, Beverage & Tobacco - 1.47%
1,034	Darling Ingredients, Inc. *	77,033
3,609	Keurig Dr. Pepper, Inc.	128,733
		205,766
Health Care Equipment & Services - 4.89%
595	AMN Healthcare Services, Inc. *	67,544
127	Atrion Corp.	88,146
606	CorVel Corp. *	99,875
1,960	Hanger, Inc. *	46,805
470	Integer Holdings Corp. *	46,431
857	McKesson Corp.	174,948
1,740	Retractable Technologies, Inc. *	22,411
1,195	Tenet Healthcare Corp. *	90,043
405	U.S. Physical Therapy, Inc.	47,547
		683,750
Insurance - 4.55%
724	American National Insurance Co.	139,370
1,043	Goosehead Insurance, Inc. Class A	153,092
3,323	Stewart Information Services Corp.	209,183
19,770	XL Fleet Corp. Class A *	134,436
		636,081
Integrated Oil & Gas - 0.83%
1,414	Exxon Mobil Corp.	77,091
1,498	Occidental Petroleum Corp.	38,484
		115,575
Leisure Products - 1.44%
2,031	YETI Holdings, Inc. *	201,760

Machinery-Diversified - 0.70%
2,505	Flowserve Corp.	97,369

Media & Entertainment - 1.23%
1,315	Bumble, Inc. Class A *	71,667
5,649	Cinemark Holdings, Inc. *	100,722
		172,389
Oil & Gas Drilling - 0.25%
4,427	Patterson-UTI Energy, Inc.	34,354

The accompanying notes are an integral part of these financial statements.

Annual Report | 29

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares		Fair Value

Oil & Gas Equipment Services - 0.85%
1,806	Halliburton Co.	$ 36,084
2,411	Oceaneering International, Inc. *	29,655
3,858	ProPetro Holding Corp. *	29,861
825	Schlumberger Ltd.	23,133
		118,733
Oil & Gas Exploration & Production - 2.04%
742	ConocoPhillips	41,203
338	Diamondback Energy, Inc.	26,073
514	EOG Resources, Inc.	34,705
1,351	Matador Resources Co.	38,841
133	Pioneer Natural Resources Co.	19,906
2,872	Range Resources Corp. *	41,989
1,191	Sabine Royalty Trust	45,973
7,868	Southwestern Energy Co. *	35,799
		284,489
Oil & Gas Refining & Marketing - 0.50%
490	Phillips 66	34,834
519	Valero Energy Corp.	34,415
		69,249
Oil & Gas Storage & Transportation - 1.56%
505	Cheniere Energy, Inc. *	44,167
3,965	Targa Resources Corp.	174,143
		218,310
Oil, Gas & Consumable Fuels - 2.86%
647	Altus Midstream Co. Class A	42,171
1,863	APA Corp.	36,291
6,379	Berry Corp.	38,274
2,314	Brigham Minerals, Inc. Class A	44,244
11,128	Magnolia Oil & Gas Corp. Class A	174,487
2,855	Talos Energy, Inc. *	35,402
11,684	Uranium Energy Corp. *	29,327
		400,196
Pharmaceuticals, Biotechnology & Life Science - 2.89%
1,366	Cassava Sciences, Inc. *	77,657
1,706	Castle Biosciences, Inc. *	130,901
802	Instil Bio, Inc. *	15,118
8,106	Lexicon Pharmaceuticals, Inc. *	38,260
961	Natera, Inc. *	113,811
1,751	XBiotech, Inc. (Canada)	27,963
		403,710
Real Estate Management & Development - 1.56%
4,089	Forestar Group, Inc. *	85,010
550	Jones Lang Lasalle, Inc. *	133,336
		218,346

The accompanying notes are an integral part of these financial statements.

Annual Report | 30

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares		Fair Value

Retail & Wholesale-Discretionary - 0.78%
2,467	Academy Sports & Outdoors, Inc. *	$ 109,214

Retailing - 0.57%
6,825	The Container Store Group, Inc. *	79,170

Semiconductors & Semiconductor Equipment - 4.27%
1,735	Cirrus Logic, Inc. *	145,167
1,732	Diodes, Inc. *	167,710
488	Silicon Laboratories, Inc. *	76,919
1,086	Texas Instruments, Inc.	207,328
		597,124
Software & Services - 8.29%
2,995	Alkami Technology, Inc. *	85,537
6,156	Blucora, Inc. *	101,020
4,110	Digital Turbine, Inc. *	240,229
6,850	E2open Parent Holdings, Inc. Class A *	81,789
801	Match Group, Inc. Class A *	110,090
13,590	Moneygram International, Inc. *	122,174
2,412	PROS Holdings, Inc. *	104,295
8,970	Sabre Corp. *	100,733
1,455	Sailpoint Technologies Holdings, Inc. *	68,181
161	Tyler Technologies, Inc. *	78,198
1,700	Upland Software, Inc. *	66,266
		1,158,512
Technology Hardware & Equipment - 2.68%
1,180	Dell Technologies, Inc. Class C *	115,003
8,680	Hewlett Packard Enterprise Co.	134,193
19,095	Ribbon Communications, Inc. *	124,690
		373,886
Transportation - 0.89%
4,060	Daseke, Inc. *	38,367
1,594	Kirby Corp. *	85,422
		123,789
Utilities - 2.60%
5,200	CenterPoint Energy, Inc.	130,468
3,224	NRG Energy, Inc.	147,240
2,351	Sunnova Energy International, Inc. *	85,106
		362,814

TOTAL FOR COMMON STOCKS (Cost $10,582,294) - 96.85%		13,533,898

REAL ESTATE INVESTMENT TRUST - 1.03%
1,586	The Howard Hughes Corp. *	143,581

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $115,865) - 1.03%		143,581

The accompanying notes are an integral part of these financial statements.

Annual Report | 31

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares		Fair Value

WARRANT - 0.02%
301	Occidental Petroleum Corp., 08/03/2027 @ $22.00 (Notional Value $7,733) *	$ 3,046

TOTAL FOR WARRANT (Cost $0) - 0.02%		3,046

MONEY MARKET FUND - 2.84%
396,862	Federated Hermes Government Obligations Fund – Institutional Class, 0.02% (**)(***)	396,862

TOTAL FOR MONEY MARKET FUND (Cost $396,862) - 2.84%		396,862

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $82,944) - 0.37%		51,250

TOTAL INVESTMENTS (Cost $11,177,965) - 101.11%		14,128,637

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.11)%		(154,404)

NET ASSETS - 100.00%		$ 13,974,233

* Non-Income producing.

** 7-day yield as of August 31, 2021.

*** $10 of this balance is held as collateral for securities lending program.

The accompanying notes are an integral part of these financial statements.

Annual Report | 32

THE TEXAS FUND

SCHEDULE OF PURCHASED OPTIONS

AUGUST 31, 2021

PURCHASED OPTIONS - 1.45%

CALL OPTIONS - 0.35% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

SPDR S&P Oil & Gas Exploration & Production ETF	Pershing, LLC	100	950,000	$95.00	3/18/2022	$ 47,000

Total Call Options (Premiums Paid $56,379) - 0.35%						$ 47,000

PUT OPTIONS - 1.19% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

SPDR S&P Midcap 400 ETF Trust	Pershing, LLC	50	2,275,000	$455.00	9/17/2021	$ 4,250

Total Put Options (Premiums Paid $26,565) - 1.19%						$ 4,250

TOTAL PURCHASED OPTIONS (Premiums Paid $82,944) - 1.54%						$ 51,250

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at August 31, 2021.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Annual Report | 33

MONTEAGLE FUNDS

STATEMENTS OF ASSETS & LIABILITIES

AS OF AUGUST 31, 2021

 * At August 31, 2021, there were no securities on loan.

 (1) Unlimited number of shares of beneficial interest with no par value, authorized.
 The accompanying notes are an integral part of these financial statements.

Annual Report | 34

MONTEAGLE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2021

	Monteagle Select Value Fund	Monteagle Opportunity Equity Fund	Smart Diversification Fund	The Texas Fund
Investment Income:
Dividends (net of $0, $3,560, $0 and $649 of foreign tax withheld)	$ 281,116	$ 522,193	$ 248,758	$ 161,090
Securities Lending	-	-	-	91
Total Investment Income	281,116	522,193	248,758	161,181

Expenses:
Advisory Fees	91,785	136,381	113,235	67,098
Chief Compliance Officer Fees	20,624	39,163	25,592	18,621
Trustee Fees	11,693	11,576	11,350	10,735
Operating Services Fees	80,041	254,973	161,247	109,042
Legal Fees	864	-	-	-
ICI Membership Fees	1,062	1,285	259	442
Total Expenses	206,069	443,378	311,683	205,938

Net Investment Income (Loss)	75,047	78,815	(62,925)	(44,757)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:
Net Realized Gain from Investments	1,796,090	6,841,793	3,290,237	2,238,997
Net Realized Loss from Options	-	-	-	(1,377,642)
Net Change in Unrealized Appreciation on Investments	4,920,726	2,285,720	1,896,582	2,838,642
Net Change in Unrealized Appreciation on Options	-	-	-	197,745

Net Realized and Unrealized Gain on Investments	6,716,816	9,127,513	5,186,819	3,897,742

Net Increase in Net Assets Resulting from Operations	$6,791,863	$ 9,206,328	$ 5,123,894	$3,852,985

The accompanying notes are an integral part of these financial statements.

Annual Report | 35

MONTEAGLE SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2021	8/31/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 75,047	$ 278,006
Net Realized Gain from Investments	1,796,090	3,552,056
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,920,726	(5,516,756)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,791,863	(1,686,694)

Distributions to Shareholders from:
Distributions:	(3,695,798)	(999,627)
Net Change in Net Assets from Distributions	(3,695,798)	(999,627)

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	2,256,785	756,071
Shares Issued on Reinvestment of Dividends
Institutional Class	968,556	107,666
Cost of Shares Redeemed:
Institutional Class	(467,583)	(13,897,545)
Net Increase (Decrease) from Shareholder Activity	2,757,758	(13,033,808)

Net Assets:
Net Increase (Decrease) in Net Assets	5,853,823	(15,720,129)
Beginning of Year	11,066,804	26,786,933
End of Year	$ 16,920,627	$ 11,066,804

The accompanying notes are an integral part of these financial statements.

Annual Report | 36

MONTEAGLE OPPORTUNITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2021	8/31/2020
Increase in Net Assets From Operations:
Net Investment Income	$ 78,815	$ 299,392
Net Realized Gain from Investments	6,841,793	58,587
Net Change in Unrealized Appreciation on Investments	2,285,720	1,140,214
Net Increase in Net Assets Resulting from Operations	9,206,328	1,498,193

Distributions to Shareholders from:
Distributions:
Investor Class	(33,435)	(1,122,328)
Institutional Class	(148,278)	(1,218,090)
Net Change in Net Assets from Distributions	(181,713)	(2,340,418)

Capital Share Transactions:
Proceeds from Sale of Shares:
Investor Class	505,605	515,305
Institutional Class	1,107,969	2,007,826
Shares Issued on Reinvestment of Dividends
Investor Class	33,029	1,107,803
Institutional Class	148,278	1,218,090
Cost of Shares Redeemed:
Investor Class	(2,698,781)	(8,150,677)
Institutional Class	(1,119,002)	(2,630,204)
Net Decrease from Shareholder Activity	(2,022,902)	(5,931,857)

Net Assets:
Net Increase (Decrease) in Net Assets	7,001,713	(6,774,082)
Beginning of Year	27,684,064	34,458,146
End of Year	$ 34,685,777	$ 27,684,064

The accompanying notes are an integral part of these financial statements.

Annual Report | 37

SMART DIVERSIFICATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	8/31/2021	8/31/2020 (a)
Increase in Net Assets From Operations:
Net Investment Loss	$ (62,925)	$ (23,519)
Net Realized Gain (Loss) from Investments	3,290,237	(307,666)
Net Change in Unrealized Appreciation on Investments	1,896,582	1,611,712
Net Increase in Net Assets Resulting from Operations	5,123,894	1,280,527

Distributions to Shareholders from:
Distributions:	(20,674)	-
Net Change in Net Assets from Distributions	(20,674)	-

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	15,897,993	14,522,324
Shares Issued on Reinvestment of Dividends
Institutional Class	17,986	-
Cost of Shares Redeemed:
Institutional Class	(3,001,739)	(3,271,324)
Net Increase from Shareholder Activity	12,914,240	11,251,000

Net Assets:
Net Increase in Net Assets	18,017,460	12,531,527
Beginning of Year/Period	12,531,527	-
End of Year/Period	$ 30,548,987	$ 12,531,527

(a) For period September 3, 2019 (commencement of operations) through August 31, 2020.

The accompanying notes are an integral part of these financial statements.

Annual Report | 38

THE TEXAS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2021	8/31/2020
Increase in Net Assets From Operations:
Net Investment Loss	$ (44,757)	$ (2,012)
Net Realized Gain (Loss) from Investments and Options	861,355	(11,981)
Net Change in Unrealized Appreciation on Investments and Options	3,036,387	76,431
Net Increase in Net Assets Resulting from Operations	3,852,985	62,438

Distributions to Shareholders from:
Distributions:
Net Investment Income	-	(7,946)
Return of Capital	-	-
Net Change in Net Assets from Distributions	-	(7,946)

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	1,462,986	500,767
Shares Issued on Reinvestment of Dividends
Institutional Class	-	7,622
Cost of Shares Redeemed:
Institutional Class	(561,796)	(1,168,523)
Net Increase (Decrease) from Shareholder Activity	901,190	(660,134)

Net Assets:
Net Increase (Decrease) in Net Assets	4,754,175	(605,642)
Beginning of Year	9,220,058	9,825,700
End of Year	$ 13,974,233	$ 9,220,058

The accompanying notes are an integral part of these financial statements.

Annual Report | 39

MONTEAGLE SELECT VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

Annual Report | 40

MONTEAGLE OPPORTUNITY EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR/PERIOD.

† Formerly The Henssler Equity Fund.

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** Amount less than $0.005 per share.

(a) Annualized.

(b) Not Annualized.

(c) Period May 1, 2019 through August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Annual Report | 41

MONTEAGLE OPPORTUNITY EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR/PERIOD.

† Formerly The Henssler Equity Fund.

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

(a) Annualized.

(b) Not Annualized.

(c) Period May 1, 2019 through August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Annual Report | 42

SMART DIVERSIFICATION FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR/ PERIOD.

(a) For period September 3, 2019 (commencement of operations) through August 31, 2020.

(b) Annualized.

(c) Not Annualized.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

Annual Report | 43

THE TEXAS FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report | 44

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2021

1. ORGANIZATION

Monteagle Funds (“the Trust”) was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July, 2006.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in each series. The Trust currently consists of the following series (each a “Fund” and collectively the “Funds”):

Monteagle Select Value Fund

Monteagle Opportunity Equity Fund

Smart Diversification Fund

The Texas Fund

The Monteagle Select Value Fund (“Select Value Fund”), Monteagle Opportunity Equity Fund (“Opportunity Equity Fund”), Smart Diversification Fund (“Smart Diversification Fund”) and The Texas Fund (“Texas Fund”) are each a diversified series of Monteagle Funds. The principal investment objective of each of Select Value Fund, Opportunity Equity Fund and The Texas Fund (collectively the “Equity Funds”) is long-term capital appreciation. The principal investment objective of the Smart Diversification Fund is total return through a combination of capital appreciation and income.

The Funds are authorized to offer one class of shares, Institutional Class shares, except the Opportunity Equity Fund has an Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — Equity securities, including common stocks, exchange traded funds and real estate investment trusts, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund’s business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. To the extent these securities are actively traded and

Annual Report | 45

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2021

valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Options contracts that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the average of the last bid and ask price and are categorized within level 2 of the fair value hierarchy. Depending on the product and terms of the transaction, the fair value of options can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of options contracts. Options contracts valued using pricing models are categorized within level 2 of the fair value hierarchy.

Warrants that are actively traded, and valuation adjustments are not applied, are categorized in level 1 of the fair value hierarchy. Warrants traded on inactive markets or valued by reference to similar instruments are categorized in level 2 of the fair value hierarchy.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities that the Funds have the ability to access
●	Level 2 – other significant observable inputs
●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used to value the Funds’ investments at fair value as of August 31, 2021:

Select Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$ 14,712,867	$ -	$ 14,712,867
Real Estate Investment Trusts	1,534,421	-	1,534,421
Money Market Fund	672,834	-	672,834
Totals	$ 16,920,122	$ -	$ 16,920,122

Opportunity Equity Fund
	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Security Classification (a)
Common Stocks (b)	$ 31,461,154	$ -	$ 31,461,154
Real Estate Investment Trusts	2,790,441	-	2,790,441
Money Market Fund	437,768	-	437,768
Totals	$ 34,689,363	$ -	$ 34,689,363

Smart Diversification Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Exchange Traded Funds	$ 30,523,201	$ -	$ 30,523,201
Money Market Fund	341,532	-	341,532
Totals	$ 30,864,733	$ -	$ 30,864,733

Texas Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$ 13,533,898	$ -	$ 13,533,898
Real Estate Investment Trust	143,581	-	143,581
Warrant	3,046	-	3,046
Money Market Fund	396,862	-	396,862
Purchased Options	51,250	-	51,250
Totals	$ 14,128,637	$ -	$ 14,128,637

a)

As of and during the year ended August 31, 2021, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b)

For a detailed break-out of securities by major industry classification, please refer to the Schedules of Investments.

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Options transactions — The Texas Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a “standby commitment”) gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security, index or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a “reverse standby commitment”) gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security, index or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying security, index or currency. The Fund may buy or sell both exchange-traded and over-the-counter (“OTC”) options. The Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser or Sub-adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from whom it has purchased the OTC option to make or take delivery of the security, index or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Fund.

Upon selling an option, the Fund receives a premium from the purchaser of the option. Upon purchasing an option, the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

The Fund may purchase call options on equity securities that the Fund’s Adviser or Sub-adviser intends to include in the Fund’s portfolio in order to fix the cost of a future purchase. Call options may also be purchased to participate in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. If the price of the underlying security declines, this strategy would serve to limit the potential loss to the Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Adviser or Sub-adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against

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a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

The Fund may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities, which are being hedged. Index options are settled exclusively in cash. See Note 10 for additional risks associated with options transactions.

All options purchased by the Texas Fund during the year were equity securities including exchange traded funds. The derivatives are not accounted for as hedging instruments under GAAP.

At August 31, 2021, the Texas Fund had purchased call options valued at $47,000, and purchased put options valued at $4,250, for a total of $51,250 which is presented within Investment Securities at Fair Value on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations during the year ended August 31, 2021 was as follows:

Fund	Derivatives not accounted for as hedging instruments under GAAP	Location of gain (loss) on Derivatives recognized in income	Realized and unrealized gain (loss) on Derivatives recognized in income
Texas Fund	Call and put options purchased	Net realized loss from options	$(1,377,642)

Texas Fund	Call and put options purchased	Net change in unrealized appreciation on options	$ 197,745

For the year ended August 31, 2021, the Texas Fund purchased 3,180 call option contracts and 1,490 put option contracts.  For the year ended August 31, 2021 the Texas Fund wrote no option contracts. The number of purchased contracts is representative of the volume of activity for these derivative types during the period.

Security Loans — The Funds, except for the Opportunity Equity Fund and Smart Diversification Fund, have entered into securities lending agreements with Huntington National Bank. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the prior day’s fair value of loaned securities. The

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cash collateral is invested in short-term instruments as noted in the Funds’ Schedules of Investments. The remaining contractual maturity of all securities lending transactions are overnight and continuous. Securities lending income is disclosed in the Funds’ Statements of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Funds are indemnified for losses incurred due to a borrower’s failure to comply with the terms of the securities lending agreement.

Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of the cash collateral received.

The Select Value Fund, Opportunity Equity Fund, Smart Diversification Fund, and the Texas Fund did not have any securities loaned at August 31, 2021.

Security Transactions — Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

Real Estate Investment Trusts (REIT) — Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs, whose underlying properties are concentrated in a particular industry or region, are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. Distributions received from the Funds' investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received for financial statement purposes. The actual character of distributions to a Fund's shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund's shareholders may represent a return of capital.

The Funds may not purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

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Interest and Dividend Income — Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders — Net investment income distributions, if any, for Select Value Fund, Opportunity Equity Fund, Smart Diversification Fund and Texas Fund are declared and paid quarterly at the discretion of each Fund’s adviser. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The tax character of distributions paid by the Select Value Fund, Opportunity Equity Fund, and Texas Fund during the years ended August 31, 2021 and 2020 were as follows:

Fund	Ordinary Income		Long-Term Capital Gain		Return of Capital
	2021	2020	2021	2020	2021	2020
Select Value Fund	$ 365,951	$881,796	$3,329,847	$117,831	$ -	$ -
Opportunity Equity Fund	181,713	382,831	-	1,957,587	-	-
Smart Diversification Fund	20,674	-	-	-	-	-
Texas Fund	-	7,946	-	-	-	-

Estimates — These financial statements are prepared in accordance with GAAP, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Common Expenses — Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

Allocation of Income and Expenses, Realized and Unrealized Capital Gains and Losses — Income, realized and unrealized capital gains and losses on investments, and Fund-wide expenses are allocated on a daily basis to each class of shares of the Opportunity Equity Fund based upon their relative net assets. Class-specific expenses are charged directly to the respective share class.

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3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Effective November 1, 2019, Nashville Capital Corporation (“Nashville Capital” or the “Adviser”) was acquired by Renasant Bank and is now deemed to be a wholly owned subsidiary of Renasant Bank. Effective July 31, 2020, Nashville Capital Corporation has changed its name to Park Place Capital Corporation (“Park Place Capital” or the “Adviser”). Park Place Capital serves as the investment adviser to the Funds pursuant to a Management Agreement (“Management Agreement”) with the Trust. Subject to the general oversight of the Board of Trustees (“Trustees”), the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Trustees on the selection of sub-advisers. Prior to December 1, 2020, each Fund was authorized to pay the Adviser a fee based on average daily net assets at the following annual rates:

Assets	Select Value Fund	Opportunity Equity Fund	Smart Diversification Fund	Texas Fund
Up to and including $10 million	1.200%	0.850%	1.450%	1.450%
From $10 million up to and including $25 million	1.200%	0.850%	1.250%	1.350%
From $25 up to and including $50 million	1.115%	0.800%	1.150%	1.250%
From $50 up to and including $100 million	0.975%	0.750%	1.000%	1.100%
Over $100 million	0.875%	0.700%	0.900%	0.950%

As of December 1, 2020, each Fund is authorized to pay the Adviser a fee based on average daily net assets at the following annual rates:

Assets	Select Value Fund	Opportunity Equity Fund	Smart Diversification Fund	Texas Fund
Up to and including $10 million	0.50%	0.25%	0.25%	0.25%
From $10 million up to and including $25 million	0.50%	0.25%	0.50%	0.60%
From $25 up to and including $50 million	0.50%	0.50%	0.50%	0.60%
From $50 up to and including $100 million	0.50%	0.50%	0.50%	0.60%
Over $100 million	0.50%	0.50%	0.50%	0.60%

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Under the terms of the Funds’ Management Agreement, the Adviser oversees the management of each Fund’s investments and pays all of the operating expenses of each Fund except: costs of membership in trade associations; SEC registration fees and related expenses; brokerage; taxes; borrowing costs (such as (a) interest and (b) dividend expense on securities sold short); litigation expenses; fees and expenses of non-interested Trustees; the compensation of the Trust’s Chief Compliance Officer’s (“CCO”) services and extra ordinary expenses. The Funds may also pay 100% of any extraordinary expenses associated with the CCO’s duties including extraordinary expenses associated with retention or other bonuses.

For the year ended August 31, 2021, the amounts earned by and payable to the Adviser were as follows:

	Advisory Fees Earned	Advisory Fees Payable as of August 31, 2021
Select Value Fund	$ 91,785	$ 7,078
Opportunity Equity Fund	136,381	9,329
Smart Diversification Fund	113,235	10,320
Texas Fund	67,098	4,069

An officer of Park Place Capital is also an officer of the Trust.

Select Value Fund — Park Place Capital has retained Parkway Advisors, L.P. (“Parkway”) to serve as the sub-adviser to Select Value Fund. Park Place Capital has agreed to pay Parkway an annual advisory fee of 0.50% of average daily net assets.

Opportunity Equity Fund — Park Place Capital has retained G.W. Henssler & Associates, Ltd. (“Henssler”) to serve as the sub-adviser to Opportunity Equity Fund. Park Place Capital has agreed to pay Henssler an annual advisory fee of 0.25% of average daily net assets up to $25 million, 0.50% of such assets over $25 million.

Smart Diversification Fund — Park Place Capital has retained Luken Investment Analytics, LLC (“LIA”), to serve as the sub-adviser to Smart Diversification Fund. Park Place Capital has agreed to pay LIA an annual advisory fee of 0.25% of average daily net assets up to $10 million and 0.50% of such assets over $10 million.

Texas Fund — Park Place Capital has retained J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”), to serve as the sub-adviser to Texas Fund. Park Place Capital has agreed to pay Team an annual advisory fee of 0.25% of average daily net assets up to $10 million and 0.60% of such assets over $10 million.

Investment Company Services Agreement

Mutual Shareholder Services, LLC (“MSS”) provides fund accounting and transfer agency services to each Fund. Pursuant to services agreements, the Adviser will pay MSS customary fees for its services from the advisory fee it receives from the Funds. MSS will

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also provide certain shareholder report production, and EDGAR conversion and filing services. Officers of MSS are also officers of the Trust.

Operating Service Agreement

The Trust has entered into an Operating Service Agreement (the “Servicing Agreement”) with the Adviser regarding the Opportunity Equity Fund. As of December 1, 2020, the Select Value Fund, Smart Diversification Fund, and the Texas Fund was added to the Service Agreement. Under the Servicing Agreement, the Adviser provides all of the Funds’ day-to-day operational services, excluding cost of brokerage, interest, taxes, litigation, independent trustees’ fees and expenses, independent trustees’ legal fees, the Trust’s allocable share of the salary and related costs for the Trust’s Chief Compliance Officer, and extraordinary expenses.

Prior to December 1, 2020, pursuant to the Servicing Agreement, the Adviser was entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% for the Opportunity Equity Fund’s Investor Class shares and 0.20% for the Institutional Class shares daily average net assets. As of December 1, 2020, the Adviser is entitled to receive a fee, based on average daily net assets at the following annual rates:

Assets	Select Value Fund	Opportunity Equity Fund Institutional Class	Opportunity Equity Fund Investor Class	Smart Diversification Fund	Texas Fund
Up to and including $10 million	0.700%	0.800%	1.300%	1.200%	1.200%
From $10 million up to and including $25 million	0.700%	0.800%	1.300%	0.750%	0.750%
From $25 up to and including $50 million	0.615%	0.500%	1.000%	0.650%	0.650%
From $50 up to and including $100 million	0.475%	0.450%	0.950%	0.500%	0.500%
Over $100 million	0.375%	0.400%	0.900%	0.400%	0.350%

As of and for the year ended August 31, 2021, Servicing Agreement fees earned and payable to the Adviser were as follows:

	Servicing Agreement Fees Earned	Servicing Agreement Fees Payable as of August 31, 2021
Select Value Fund	$ 80,041	$ 9,909
Opportunity Equity Fund	254,973	26,343
Smart Diversification Fund	161,247	22,121
Texas Fund	109,042	12,624

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Distribution Agreement

Arbor Court Capital serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser but is an affiliate of MSS. Pursuant to the agreement, the Adviser will pay Arbor Court Capital customary fees for its services from the advisory fee it receives from the Funds.

Compliance Services

An affiliated Contractor (the “Contractor”) serves as the CCO of the Trust. The Funds pay $99,000 annually to the Contractor for providing CCO services. Each Fund pays an annual fee of $5,000 with the remaining amount allocated to the Funds based on aggregate average daily net assets. The CCO also received a special bonus of $5,000 from the Funds in August 2021. The payment was allocated among the Funds of $1,250 each. For the year ended August 31, 2021, the CCO received a total of $104,000.

4. SECURITIES TRANSACTIONS

During the year ended August 31, 2021, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

Fund	Purchases	Sales
Select Value Fund	$ 22,463,531	$ 22,907,932
Opportunity Equity Fund	17,807,623	19,664,205
Smart Diversification Fund	56,938,698	41,836,920
Texas Fund	11,098,893	11,398,590

There were no purchases or sales of U.S. government securities made by the Funds.

5. TAX MATTERS

It is each Fund’s intention to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends, in each calendar year, at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The Funds’ tax basis distributable earnings (deficit) are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at August 31, 2021, the Funds’ most recent fiscal year end, was as follows:

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Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gains	Capital Loss Carryforward	Post-December Ordinary Loss	Post- October Capital Loss	Total Distributable Earnings/ (Deficit)
Select Value Fund	$ 507,088	$1,698,382	$ 250	$ -	$ -	$ -	$ 2,205,720
Opportunity Equity Fund	5,842,626	710,049	5,895,288	-	-	-	12,447,963
Smart Diversification	3,503,253	1,390,786	1,490,518	-	-	-	6,384,557
Texas Fund	2,925,152	-	56,389	-	(35,872)	-	2,945,669

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and return of capital from underlying investments. Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the Funds for the fiscal year ended August 31, 2021 as follows:

Fund	Paid-in Capital	Total Distributable Earnings/ (Deficit)
Texas Fund	$ (96,953)	$ 96,953

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October Losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. The Texas Fund incurred and elected to defer $35,872 of such late year losses.

As of August 31, 2021, the Smart Diversification Fund utilized $300,103 of its capital loss carryforward during the year ended August 31, 2021. The Texas Fund utilized $818,163 of its capital loss carryforward during the year ended August 31, 2021.

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2021:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Select Value Fund	$ 16,413,034	$ 839,039	$ (331,951)	$ 507,088
Opportunity Equity Fund	28,846,737	6,638,800	(796,174)	5,842,626
Smart Diversification Fund	27,361,480	3,510,365	(7,112)	3,503,253
Texas Fund	11,203,475	3,286,662	(361,510)	2,925,152

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.

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Management has reviewed the tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the year ended August 31, 2021, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. Federal tax authorities for tax years before 2018.

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2021, the shareholders listed in the table immediately below held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund.

Fund	Shareholder	Percent Owned as of August 31, 2021
Select Value Fund	NFS, LLC	69%
Select Value Fund	Raymond James & Assoc., Inc.	27%
Opportunity Equity Fund	Reliance Trust Co.	48%
Smart Diversification Fund	LPL Financial Services	77%
Texas Fund	NFS, LLC	69%

7. CAPITAL SHARE TRANSACTIONS

Select Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the year ended:
August 31, 2021
Institutional Class
Shares	214,358	(38,914)	104,722	1,361,974
Value	$ 2,256,785	$ (467,583)	$ 968,556

For the fiscal year ended:
August 31, 2020
Institutional Class
Shares	74,149	(1,427,192)	9,733	1,081,808
Value	$ 756,071	$(13,897,545)	$ 107,666

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Opportunity Equity Fund – Institutional Class
	Sold	Redeemed	Reinvested	Ending Shares
For the year ended:
August 31, 2021
Institutional Class
Shares	153,701	(166,412)	21,316	2,818,536
Value	$ 1,107,969	$(1,119,002)	$ 148,278

For the fiscal year ended:
August 31, 2020
Institutional Class
Shares	345,997	(489,050)	208,668	2,809,931
Value	$ 2,007,826	$(2,630,204)	$ 1,218,090

Opportunity Equity Fund – Investor Class
	Sold	Redeemed	Reinvested	Ending Shares
For the year ended:
August 31, 2021
Investor Class
Shares	75,633	(418,793)	5,239	1,720,433
Value	$ 505,605	$(2,698,781)	$ 33,029

For the fiscal year ended:
August 31, 2020
Investor Class
Shares	106,276	(1,518,065)	202,254	2,058,354
Value	$ 515,305	$(8,150,677)	$ 1,107,803

Smart Diversification Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the year ended:
August 31, 2021
Institutional Class
Shares	1,137,618	(216,571)	1,367	1,955,539
Value	$15,897,993	$(3,001,739)	$ 17,986

For the period September 3, 2019 (commencement of operations) through
August 31, 2020
Institutional Class
Shares	1,350,196	(317,071)	-	1,033,125
Value	$14,522,324	$(3,271,324)	$ -

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Texas Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the year ended:
August 31, 2021
Institutional Class
Shares	112,766	(48,469)	-	1,012,239
Value	$ 1,462,986	$(561,796)	$ -

For the fiscal year ended:
August 31, 2020
Institutional Class
Shares	52,731	(131,197)	1,095	947,942
Value	$ 500,767	$(1,168,523)	$ 7,622

8. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. SECTOR AND GEOGRAPHIC RISKS

When the Funds emphasize one or more economic sectors, it may be more susceptible to the financial, market, or economic events affecting the particular issuers and industries in which they invest than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Texas Fund’s investments are concentrated in Texas, and therefore the Fund will be susceptible to adverse market, political, regulatory, social, economic and geographic events affecting Texas. The Fund’s performance may be more volatile than the performance of more geographically diverse funds. Since one of the main industries in Texas is mining and logging, including the oil and gas sectors, Texas is particularly susceptible to economic, environmental and political activities affecting this industry.

10. OPTIONS RISK

The Texas Fund’s use of options subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on the Adviser or Sub-adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options and movements in the price of

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2021

the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Texas Fund invests; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Texas Fund’s ability to limit exposures by closing its positions; and, (v) the possible need to defer closing out of certain options to avoid adverse tax consequences. Other risks include the inability of the Texas Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Texas Fund. See Note 2 for additional disclosures related to options transactions.

NOTE 11. MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and its investments and could result in increased premiums or discounts to the Funds’ net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

12. SUBSEQUENT EVENTS

On September 28, 2021, the Select Value Fund declared a dividend from net investment income of $23,758, which was payable on September 29, 2021.

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2021

Management has evaluated subsequent events through the issuance of the financial statements and, other than those already disclosed in the notes to the financial statements, has noted no other such events that would require recognition or disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Monteagle Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and purchased options, of Monteagle Funds comprising the funds listed below (the “Funds”) as of August 31, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Monteagle Select Value Fund, The Texas Fund	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021, 2020, 2019, 2018, and 2017
Monteagle Opportunity Equity Fund	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021 and 2020, the period May 1, 2019 through August 31, 2019, and the years ended April 30, 2019, 2018 and 2017
Smart Diversification Fund	For the year ended August 31, 2021	For the year ended August 31, 2021 and the period September 3, 2019 (commencement of operations) through August 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

October 29, 2021

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MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES

AUGUST 31, 2021 (UNAUDITED)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period March 1, 2021 and held until the end of the period August 31, 2021.

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s Prospectus.

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MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

Monteagle Select Value Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2021	August 31, 2021	March 1, 2021 to August 31, 2021

Actual	$1,000.00	$1,129.67	$7.46
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.20	$7.07

* Expenses are equal to the Fund's annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Monteagle Opportunity Equity Fund - Investor Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2021	August 31, 2021	March 1, 2021 to August 31, 2021

Actual	$1,000.00	$1,084.93	$8.78
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.79	$8.49

* Expenses are equal to the Fund's annualized expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Monteagle Opportunity Equity Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2021	August 31, 2021	March 1, 2021 to August 31, 2021

Actual	$1,000.00	$1,088.64	$6.16
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.31	$5.96

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Smart Diversification Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2021	August 31, 2021	March 1, 2021 to August 31, 2021

Actual	$1,000.00	$1,130.25	$7.84
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.85	$7.43

* Expenses are equal to the Fund's annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

The Texas Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2021	August 31, 2021	March 1, 2021 to August 31, 2021

Actual	$1,000.00	$1,027.53	$8.18
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.14	$8.13

* Expenses are equal to the Fund's annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MONTEAGLE FUNDS

TRUSTEES & OFFICERS OF THE TRUST

AUGUST 31, 2021 (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board of Trustees (“Trustees” or the “Board”) in compliance with the laws of the state of Delaware. The Board has three Trustees and each Trustee is a disinterested Trustee. The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees. Based on the experiences of the Trustees as described below, the Trust concluded that each of the individuals described below should serve as a Trustee.  The address of each trustee and officer is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

DISINTERESTED TRUSTEES
Name, Address, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Larry J. Anderson, CPA 1948	Trustee	Since 11-29-02*	Certified Public Accountant, Anderson & West, P.C., 1985 to 2020	4	None
David J. Gruber , CPA 1963	Trustee	Since 10-21-15**	Director of Risk Advisory Services, Holbrook & Manter (CPA firm) 2016 to present; President, DJG Financial Consulting, 2007 to 2016	4

Board member for the State Teachers Retirement System of Ohio, 2018 to 2020; Independent Trustee for Asset Management Funds (4 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Independent Trustee of Cross Shore Discovery Fund, 2014 to present; Independent Trustee of Fifth Third Funds, 2003-2012; Trustee, Oak Associates Funds, 2019 to present (7 portfolios)

Jeffrey W. Wallace, JD, CPA, CFP ® 1964	Trustee	Since 10-21-15**	Senior Director of Operations, Baylor University Office of Investments, 2009 to 2021; Managing Director, Investment Operations, Finance and Legal, Baylor University, 2021 to present	4	None

*Members of the Board of Trustees that were elected by shareholders on November 29, 2002.

**Members of the Board of Trustees that were elected by shareholders on January 21, 2016.

The following table provides information regarding the officers of the Trust.

EXECUTIVE OFFICERS
Name and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Paul B. Ordonio, JD 1967	President, CCO	Since 11-01-02

Monteagle Funds, President/CCO from 11/02 to present; Park Place Capital Corporation, CCO, 05/09 to present; Matrix Capital Group, Representative 05/09 to 10/17; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; Blue Horse Financial Advisors, Secretary from 07/15 to 01/17; PJO Holdings, LLC from 07/15 to present; N2Development, Counsel 01/19 to present.

Brandon M. Pokersnik 1978	Secretary, AML Officer	Since 10-1-16	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.
Umberto Anastasi 1974	Treasurer, CFO	Since 10-1-16	From 1999 to present, Vice President, Mutual Shareholder Services, LLC.

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MONTEAGLE FUNDS

COMPENSATION OF TRUSTEES & OFFICERS

AUGUST 31, 2021 (UNAUDITED)

Each Trustee receives an annual fee of $2,500 and a fee of $1,000 per Fund, and is also paid $1,000 for each quarterly meeting attended and $500 for each special meeting attended. A portion of the fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

When Trustees are deemed to be affiliated with the Adviser or Sub-adviser, they will receive no compensation from the Funds for their services or reimbursement for their associated expenses. Officers of the Trust receive no compensation from the Funds for their services, except that the Funds pay the compensation of the Trust’s Chief Compliance Officer except for the Opportunity Equity Fund.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust for the fiscal year ended August 31, 2021:

Name of Person	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Larry J. Anderson	$11,600	$0	$0	$11,600
David J. Gruber	$11,600	$0	$0	$11,600
Jeffrey W. Wallace	$11,600	$0	$0	$11,600

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MONTEAGLE FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2021 (UNAUDITED)

Proxy Policies — The Trust has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies related to securities held by the Funds. A description of the Funds’ policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC’s website at http://www.sec.gov.

N-PORT Filing — The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-PORT. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended August 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

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MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

Annual Renewal of the Management Services Agreement between Park Place Capital Corporation (formerly known as Nashville Capital Corporation) and the Monteagle Funds and the Subadvisory Agreements between Park Place Capital Corporation and each Fund’s Sub-adviser.

At a meeting held via zoom and telephone on October 28, 2021(1), the Board of Trustees (the “Board” or the “Trustees”) of the Monteagle Funds (the “Trust”), comprised entirely of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), met to review and discuss approving the Management Agreements between the Trust and Park Place Capital Corporation (the “Adviser”) with respect to each of the funds comprising the Trust (the “Fund” or “Funds”), and separately and individually, each of the Subadvisory Agreements by and among the Adviser, the Trust and the firm engaged to provide day-to-day portfolio management services for the Funds, being Parkway Advisors, L.P. with respect to the Monteagle Select Value Fund, J. Team Financial, Inc. with respect to The Texas Fund, G.W. Henssler & Associates, Ltd. with respect to the Monteagle Opportunity Equity Fund, and Luken Investment Analytics, LLC with respect to the Smart Diversification Fund (each, a “Sub-adviser”).  The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of the renewal of these agreements.

In considering the Management Services Agreements and the Subadvisory Agreements, the Trustees reviewed a variety of materials, which they received in advance of the meeting, relating to each Fund that they deemed relevant or necessary to consider in the approval process of the continuation of Management Services Agreements and each Subadvisory Agreement.  The materials addressed the nature, extent and quality of services provided by the Adviser and each Sub-adviser, comparative performance of each Fund, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark for each Fund (each, a “Fund Benchmark”), other relevant matters, and other information which was provided to them on a periodic basis throughout the year. Prior to voting on the approval of the renewals, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Management Services Agreements and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.  Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In assessing various factors in regard to the approval, the Board took into consideration information furnished for the Board’s review at this meeting along with materials received by the Board throughout the year at regular Board meetings, such as: (i) the services and support provided to the Funds and their shareholders by the Adviser and the Sub-advisers; (ii) performance assessments of the investment performance of each Fund by personnel of the Adviser and the Sub-advisers; (iii) performance commentary on the explanation for the performance; (iv) presentations by the Funds’

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ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

portfolio managers addressing the Adviser’s and the Sub-advisers’ investment philosophy, investment strategy and operations; (v) compliance reports, audits and review reports concerning the Funds, the Adviser and the Sub-advisers; (vi) disclosure information contained in the Form ADVs of the Adviser and the Sub-advisers; (vii) information on relevant developments in the mutual fund industry and how the Funds, the Adviser and/or the Sub-advisers are responding to them; (viii) financial information about the Adviser and the Sub-advisers; (ix) comparative expense and performance information for other mutual funds that are similar to the Funds; and (x) any soft-dollar or similar benefits to be realized by the Adviser or the Sub-advisers from their relationship with the Funds. The Board also took into consideration the Adviser’s recommendation that each of the Subadvisory Agreements be renewed.

The Board did not identify any particular factor or information that was most relevant to its consideration to approve the agreements and each Trustee may have afforded different weight to the various factors considered. Following is a summary of the Board’s consideration of various factors:

The Nature, Extent, and Quality of the Services Provided by the Adviser and Sub-advisers.

The Trustees considered various aspects of the nature, extent and quality of the services provided by the Adviser and the Sub-advisers to the Funds. In considering the nature, extent and quality of the services provided by the Adviser, the Trustees reviewed information relating to the Adviser’s operations and personnel. Among other things, the Adviser provided financial information, information about its professional staff and descriptions of its organizational and management structure. The Trustees also considered information provided periodically throughout the previous year by the Adviser in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ extensive knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties under the Management Services Agreements and Operating Services Agreements. During their deliberations regarding the Adviser, the Trustees evaluated, among other things: (i) the extent and quality of the Adviser’s oversight of the operation and management of the Funds; (ii) the quality of the search, selection and monitoring services performed by the Adviser in overseeing the portfolio management responsibilities of each Sub-adviser; (iii) the Adviser’s ability to supervise the Funds’ other service providers; and (iv) the Adviser’s compliance program. The Trustees also took into account that, in performing its functions under the Management Services Agreements, Operating Services Agreements and supervising each Sub-adviser, the Adviser: performs periodic detailed analyses and reviews of the performance by each Sub-adviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Sub-adviser’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Sub-adviser and other information regarding the Sub-adviser, at such times and in such forms as the Board may reasonably request; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Sub-adviser; assists the Board in developing and reviewing information with respect to the

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ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

annual consideration of each Subadvisory Agreement at the request of the Board; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Services Agreements, Operating Servies Agreements and applicable law. The Trustees also considered the financial condition of the Adviser with respect to its ability to provide the services required under the Management Services Agreements and Operating Services Agreements.

The Trustees also reviewed information relating to each Sub-adviser’s operations and personnel and the investment philosophy, strategies, and techniques (its “Investment Strategy”) used in managing the Fund for which it is contractually engaged as the Sub-adviser.  The Trustees considered specific information provided regarding the experience of the individuals at the Sub-adviser with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Sub-adviser in the past; (b) the qualifications and experience of the Sub-adviser’s personnel; and (c) the Sub-adviser’s compliance program. The Trustees also considered the financial condition of the Sub-adviser with respect to its ability to provide the services required under its Subadvisory Agreement.

After reviewing and considering the foregoing information and further information in the materials provided by the Adviser and Sub-advisers (including their Form ADVs), the Board concluded, in light of all the facts and circumstances, that the nature, extent and quality of the services provided by the Adviser and each of the Sub-advisers were satisfactory and adequate for their respective Funds.

Investment Performance of the Funds, the Adviser and the Sub-Advisers.

In considering this factor, the Trustees took into consideration that the Adviser has delegated day-to-day portfolio management to the Sub-adviser for each respective Fund and that the Adviser’s role in regard to investment performance was largely one of oversight. The Trustees also noted the information about the Adviser’s personnel fulfilling that role, as well as the information about the Sub-adviser portfolio managers managing each of the Funds’ portfolios day-to-day.

In their evaluation of performance, the Trustees reviewed the performance of each Fund against the performance of its benchmark, the peer groups of funds with similar objectives managed by other investment advisers, and the aggregated data by category.  The Trustees also noted the information about the performance of each Sub-adviser as provided by the Adviser in the materials provided throughout the prior year.

After considering and discussing the performance of each of the Funds further, the Adviser’s and each Sub-adviser’s experience and the historical and comparative performance data provided, and other relevant information, the Board concluded, in light of all the facts and circumstances, that the investment performance of each of the Funds, the Adviser and the Sub-advisers was satisfactory.

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MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

The Costs of the Services Provided and Profits Realized by the Adviser and the Sub-advisers from their Relationships with the Funds.

In considering these factors, the Trustees noted the overall expenses of each Fund, the asset levels of each Fund and the gross and net expenses of the Funds as compared to gross and net expenses of a group of funds that may be considered similar. The Board was provided with information on the profitability of the Adviser and each Sub-adviser in serving as the Funds’ Adviser and Sub-adviser. The Board discussed with the Adviser the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser or sub-adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s or sub-adviser’s capital structure and cost of capital.

After further consideration of these elements, the Board concluded, considering all the facts and circumstances, that the costs of the services provided to the Funds and the profits realized by the Adviser and the Sub-advisers from their relationships with the Funds were not unreasonable.

Other Benefits Derived by the Adviser or Sub-advisers from their Relationships with the Funds.

The Board considered potential ancillary benefits that might be received by the Adviser and each Sub-adviser because of their relationship with the Funds. The Board concluded that Adviser’s and Sub-advisers’ reputation, as well as other intangibles, a benefit as a result of being associated with the Fund. The Board concluded that the potential benefits to be derived included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by the Adviser and Sub-advisers were consistent with the types of benefits generally derived by investment managers and sub-advisers to mutual funds.

After reviewing and considering the foregoing information and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser or Sub-advisers from their relationships with the Funds were satisfactory.

Economies of Scale.

The Trustees also considered the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Trustees considered the breakpoints in effect on the advisory fee schedule for each of the Funds at various asset levels, which are aimed at sharing with shareholders any economies of scale that are

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MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

realized from Fund growth. The Trustees also noted that certain of the sub advisory fee schedules also have breakpoints at various asset levels.

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the fee levels and breakpoints were satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders if the Funds grow.

The Trustees also noted that the Adviser recommended to the Board that each of the Sub-Advisory Agreements be approved as proposed.

Conclusion.

Having requested and received such information from the Adviser and Sub-advisers as the Independent Trustees of the Board of Trustees believed to be reasonably necessary to evaluate renewing the Management Services Agreements and each Sub-Advisory Agreement, and as assisted by the advice of legal counsel, the Board, using their reasonable business judgment, concluded that the overall arrangements provided under the terms of the Management Services Agreements and each Sub-Advisory Agreement was a reasonable business arrangement and that the approval of the Management Services Agreements and each Sub-Advisory Agreement was in the best interests of the Trust and each Fund’s shareholders.

1. The Trustees determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the October 28, 2021 meeting that would otherwise require in-person votes under the 1940 Act. The Trustees, including a majority of the Trustees who are not “interested persons” of the Monteagle Fund, undertook to ratify the actions taken pursuant to the In-Person Relief at the Board’s next in-person meeting, consistent with the requirements of the In-Person Relief. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

Annual Report | 73

THE MONTEAGLE FUNDS

Investment Adviser

Park Place Capital Corporation

2001 Park Place, Suite 525

Birmingham, AL 35203

Distributor

Arbor Court Capital, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Transfer Agent, Administrator

& Shareholder Servicing Agent

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(888) 263-5593

www.monteaglefunds.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding each Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

ITEM 2.  CODE OF ETHICS.

a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b)

During the period covered by this report, there were no amendments to any provision of the code of ethics.

c)

During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry J. Anderson. Mr. Anderson is “independent” for purposes of this item.

ITEM 4.  PRINICPAL ACCOUNTANT FEES AND SERVICES.

a)

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,000 and $40,000 with respect to the registrant’s fiscal years ended August 31, 2021 and 2020, respectively.

b)

Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,300 and $1,750 with respect to the registrant’s fiscal years ended August 31, 2021 and 2020, respectively. The services comprising these fees are for consents and review of the registrant’s dividend calculations.

c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $16,000 and $16,000 with respect to the registrant’s fiscal years ended August 31, 2021 and 2020, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

d)

All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended August 31, 2021 and 2020, respectively. The services comprising these fees were for the review of the Funds’ semi annual financial report.

(e)(1)  The audit committee has not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of regulation S-X.

(e)(2)  There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X.

f)

Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended August 31, 2021 and 2020, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser or sub-advisers.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Fund is an open-end management investment company

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Fund is an open-end management investment company

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Fund is an open-end management investment company

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time. There were no matters submitted to a vote of security holders during the reporting period.

ITEM 11.  CONTROLS AND PROCEDURES.

a)

The registrant's PEO and PFO, or persons performing similar functions, have concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, that such disclosure controls and procedures are reasonably designed to ensure: (1) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.  EXHIBITS

1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MONTEAGLE FUNDS

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President and Principal Executive Officer

Date: November 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President and Principal Executive Officer

Date: November 4, 2021

By: /s/ Umberto Anastasi

     Umberto Anastasi

     Treasurer and Principal Financial Officer

Date: November 4, 2021